                                                           Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 29, 1998 included in Wisconsin Public Service Corporation's Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this Registration Statement.

                                         /s/ Arthur Andersen LLP
                                         --------------------------
                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 24, 1998